UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	January 11, 2006

(Date of earliest event reported):	(January 5, 2006)

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01 Entry into a Material Definitive Agreement

On January 5, 2006, the Board of Directors of D&E Communications, Inc. (the “Company”) approved the establishment of certain short term incentive compensation arrangements pursuant to the D&E Communications, Inc. Exempt Employee Short-Term Incentive Plan (the “2006 Short-Term Incentive Plan”), effective as of January 1, 2006. The 2006 Short-Term Incentive Plan provides for the payment of cash bonuses to certain eligible employees of the Company, subject to the satisfaction of certain EBITDA targets for the Company measured on a consolidated basis, specific departmental goals and individual performance measures.

A copy of the 2006 Short-Term Incentive Plan is attached as Exhibit 10.1 and is incorporated herein by reference.

On January 5, 2006, the Board of Directors of the Company also approved the grant of 36,000 Performance Restricted Shares to certain employees of the Company pursuant to the 1999 Long-Term Incentive Plan of D&E Communications, Inc. (the “Long-Term Incentive Plan”), effective as of January 1, 2006, including 21,000 Performance Restricted Shares granted to executive officers of the Company. The Performance Restricted Shares awarded to executive officers of the Company were as follows: James W. Morozzi, Chief Executive Officer, 8,000 shares; Thomas E. Morell, Senior Vice President, Chief Financial Officer and Treasurer, 5,000 shares; W. Garth Sprecher, Senior Vice President and Secretary, 4,000 shares and Albert H. Kramer, Senior Vice President-Network Operations, 4,000 shares. Awards granted under the Long-Term Incentive Plan entitle a participant to receive a target number of shares of common stock based upon the Company’s attainment of predetermined goals over a specified performance period. The Board of Directors provided that the Performance Restricted Shares granted on January 5, 2006 are conditioned upon the Company’s attainment of certain net income goals and continued employment by the employees, over the three year period beginning January 1, 2006.

A copy of the 1999 Long-Term Incentive Plan is filed as Exhibit 10.2 hereof and is incorporated by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

10.1	D&E Communications, Inc. Exempt Employee Short-Term Incentive Plan

10.2	1999 Long-Term Incentive Plan of D&E Communications, Inc. (incorporated by reference to Exhibit A to the Schedule 14A of the Company filed on March 23, 1999)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

D&E COMMUNICATIONS, INC.

	By:	/s/ W. Garth Sprecher
Date: January 11, 2006		W. Garth Sprecher Senior Vice President and Secretary

Exhibit Index

10.1	D&E Communications, Inc. Exempt Employee Short-Term Incentive Plan

10.2	1999 Long-Term Incentive Plan of D&E Communications, Inc. (incorporated by reference to Exhibit A to the Schedule 14A of the Company filed on March 23, 1999)